Exhibit 99.1

RUNNING RIGHT

JOY
FOUNDATION
COAL WEST INC.
CHRISSY KAPLAN

Alpha Natural Resources

Approaching Capital in a Recessionary Environment
Phil Cavatoni, Chief Strategy Officer
October 1, 2009

Certain statements made by management during this call and webcast constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not guarantees of future performance. Risks and uncertainties are inherent in our future performance.
Many factors could cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward looking-statements. These factors are discussed in detail in our Annual Report on Form 10-K and in our other filings with the SEC, which you access through the investor relations section of Alpha’s website or the SEC website. Given these risks and uncertainties, prospective and current investors are cautioned not to place undue reliance on such forward-looking statements. We make forward-looking statements based on currently available information, and we assume no obligation to update the statements made today or contained in our Annual Report or other filings due to changes in underlying factors, new information, future developments, or otherwise, except as required by law.

❖ Headwinds in 2009
 ❖ Lower industrial demand for electricity
 ❖ Decreased demand for metallurgical coal
 ❖ Reduced net coal exports from the U.S.
 ❖ Coal-to-gas switching for electricity generation driven by low gas prices
 ❖ Milder-than-normal weather
❖ Demand for metallurgical coal recovering
 ❖ U.S. steel inventories at service centers bottomed at 25-30 year lows
 ❖ U.S. capacity utilization less than 45% in 1H09
 ❖ U.S. capacity utilization has been increasing for several weeks, now approaching 60%
❖ Investor focus on near-term international demand for metallurgical coal
 ❖ China met coal imports up significantly YOY, driving up spot prices in Asia
 ❖ Asian demand reduces availability of Australian coking coal in Atlantic Basin
 ❖ Steel production can be expected to recover in Europe, Brazil and the United States which will increase demand for Appalachian coking coal
 ❖ Valuations for metallurgical coal assets reflect investors’ enthusiasm
Source: WSA , Credit Suisse research

❖ Challenging market for domestic steam coal
 ❖ U.S. electricity generation down 4% YTD; coal-fired generation down +10%
 ❖ Nationwide inventory of 180-190 million equates to greater than 65 days of burn
 ❖ Annualized run-rate of production cutbacks total ~100 million tons
 ❖ Today’s spot prices force some high cost, uneconomic production from the market
 ❖ Domestic steam coal is currently out of favor
❖ Domestic steam coal poised for eventual recovery
 ❖ U.S. entering a period of “easy comps”
 ❖ Evidence of economic recovery mounting
 ❖ Forward prices indicate that low-priced natural gas won’t last—switching could reverse
 ❖ Return to normal weather likely
 ❖ Today’s steam coal market could offer attractive investment opportunity
❖ Asia expected to drive long-term growth in steam coal demand
 ❖ Global coal consumption rose approximately 40% between 2000 and 2008
 ❖ China’s 2010 coal demand expected to be 3 billion tons (BTs), growing to 5 BTs in 2030
 ❖ Worldwide coal demand is forecast to rise from 7.4 BTs in 2010 to 9.9 BTs in 2030
 ❖ How should a U.S. company position itself to benefit from this growth?
Source: EIA, Stifel Nicolaus research, internal analysis

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Investment Criteria

Strategic Fit
Valuation/Return
Manageability
End State
Investment Target

5

Foundation Coal - A Practical Example
Pre-merger

❖ Large number of small mines
❖ Limited number of organic projects
❖ 600 MTs of reserves
❖ Cyclically volatile earnings
❖ Concentrated in CAPP
Post-merger
✓ Added large mines with long lives in NAPP, PRB
✓ Organic potential in NAPP, CAPP including new met
✓ 2.3 BTs of reserves
✓ Positioned to mitigate volatility through diversification
✓ Most geographically diverse domestic producer
❖ Limited scale
✓ Third largest U.S. producer by most metrics
Strategic Fit
From a strategic perspective, the merger significantly strengthened Alpha’s business model and positioning in the domestic industry
Source: internal projections

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Post-Merger Scale and Diversification

Northern Appalachia
Central Appalachia
Illinois Basin
Powder River Basin
Production Capacity	55.0
2008 Shipments	49.2
Reserves	760
Reserves	26
Production Capacity	17.3
2008 Shipments	17.9
Reserves	800
Production Capacity	25.0
2008 Shipments	32.1
Reserves	762
Note: Figures pro forma as of 12/31/08.

Post-Merger Pro Forma Business Mix

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2008 Pro Forma Production = 93.0 mt

CAPP
26.8 mt
PRB
49.2 mt
NAPP
17.0 mt

- Geographical diversification smoothes demand variations between regions

2008 Pro Forma Coal Sales = 99.2 mt

Met
13.4 mt
Steam
85.8 mt

- Thermal business provides stability to sales portfolio
- Maintain meaningful upside from met coal

2008 Pro Forma Reserves = 2.3 bt

ILB
26 mt
PRB
760 mt
CAPP
762 mt
NAPP
800 mt

- Diverse, high quality reserves enhance blending capabilities
- Large NAPP/PRB mines complement smaller CAPP mines

2008 Pro Forma Mining Methodology Mix

Continuous
Miner
18.4 mt
Surface-West
49.2 mt
Long-Wall
13.7 mt
Surface-East
11.6 mt

- Most diversified mining portfolio, with 35 underground mines, 24 surface mines and 14 preparation and blending plants

14%
86%
20%
15%
12%
53%
29%
18%
53%
35%
32%
32%
1%
Source: internal projections

Post-Merger Peer Group Comparisons

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$9.4
$7.5
$4.5
$3.1
$2.6
$2.5
$0.8
$0.5
$0.5
BTU
CNX
ANR
WLT
ACI
MEE
PCX
ICO
JRCC

$6.6
$4.7
$3.9
$3.0
$2.7
$2.1
$1.3
$1.1
$0.7
BTU
CNX
pro forma ANR
MEE
ACI
PCX
WLT
ICO
JRCC

$1,776
$1,267
$680
$619
$510
$462
$154
$84
$47
BTU
CNX
pro forma ANR
MEE
ACI
WLT
ICO
JRCC
PCX

LTM 6/30/09 Tons Sold (in millions)

254
127
92
61
41
34
18
11
7
BTU
ACI
pro forma ANR
CNX
MEE
PCX
ICO
JRCC
WLT

Source: Public filings and company press releases.
(1)  Market data as of 9/9/09.
(2)   Based on Alpha Natural Resources, Inc. reported EBITDA and Foundation Coal Holdings, Inc. adjusted EBITDA as reported in Form 10-Qs for the quarterly periods ended June 30, 2009, both of which are available on our website at www.alphanr.com.
Market Capitalization(1) ($ in billions)
LTM 6/30/09 Revenue ($ in billions)
LTM 6/30/09 EBITDA(2) ($ in millions)

Foundation Coal - A Practical Example (con’t)

❖ Similar corporate cultures
❖ Complimentary management teams
❖ Compatible workforces
❖ Robust and replicable integration process
❖ Shared mission, vision and values unite the combined organization
The ability to manage the integration in terms of scope, process, operations and personnel was given careful consideration in advance, and execution has gone according to plan.
Manageability

Foundation Coal - A Practical Example

Alpha emerged from the transaction well-positioned for the future.
✓ Strong post-closing liquidity of approximately $1 billion
✓ Approximately $500 million in cash
✓ Highly hedged book of business
✓ Low leverage ratio at 1.3x debt-to-EBITDA
✓ Favorable terms on remaining debt
✓ Able to entertain future M&A or organic growth opportunities, or both
Empirical evidence suggests that greater scale and diversification will be accorded higher valuation multiples in the coal mining industry.
While we had a view going into the transaction, investors will judge the appropriateness of the valuation and return characteristics of the Alpha/Foundation merger.
End State
Valuation/Return

Build or buy?
Metallurgical or steam?
Which geographic region?

❖ Business cycle
❖ Market valuations
❖ Expected returns and cash flows
❖ Speed of implementation
❖ Potential synergies
❖ Marketing considerations
The decision to grow internally or through acquisition will be determined by:

This decision will be heavily dependent on our current and forward
 -looking view of the markets
❖ Met coal assets have been bid up in expectation
 of a strong recovery
❖ Met coal is a scarce resource that can command
 strong margins in a healthy market
❖ Steam coal remains out of favor
❖ Current prices for eastern steam coal are under
 the cost of production for a significant portion of
 Central Appalachian production
❖ Currently bloated inventories are anticipated to
 correct and demand for thermal coal is
 projected to rebound over time
❖ Political and permitting pressures on CAPP
 production could limit supply in the future

This decision will be guided by a balance of factors, including diversification, opportunity set, market view, and possible synergies
❖ If thermal coal demand recovers and CAPP
 production gradually declines, CAPP opportunities
 could make sense
❖ Permitting and MTR challenges limit CAPP volumes
❖ Current prices below production costs forcing high-
 cost production out of the market
❖ Are bankrupt assets attractive—probably not
❖ NAPP is attractive, but opportunity set is limited
❖ As CAPP declines ILB, PRB & WBIT can fill demand
❖ ILB is attractive with large reserves, low-costs and
 transportation advantages
❖ PRB is the fastest growing region in the U.S.
❖ ~ ½ of new coal-fired generation to rely on PRB
❖ Now out of favor due to prices and utility
 inventories, PRB & WBIT could hold promise
❖ Global demand growth will be driven by Asia, so
 international opportunities are significant, but
 logistics, culture & politics must be considered

RUNNING RIGHT

JOY
FOUNDATION
COAL WEST INC.
CHRISSY KAPLAN

Alpha Natural Resources